UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 28, 2006



SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

Colorado                 001-13458                84-0920811
(State or other         (Commission           (I.R.S. Employer
 jurisdiction of         File Number)          Identification No.)
 incorporation)

4880 Havana Street, Denver, CO             80239

(Address of principal executive offices) (Zip Code)

Registrant's telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation
		under an Off-Balance Sheet Arrangement of a Registrant.

We have reported on the Form 8-K Current Report, filed with the Securities and Exchange Commission on June 12, 2006, that we entered into a new loan with Citywide Banks for up to $5,156,641, secured by the land, building and fixtures at our Denver, Colorado facilities and that the new bank loan had a six-month draw period. On June 28, 2006, we made our final draw on the new bank loan, which resulted in the full amount of $5,156,641 having been borrowed by us from Citywide Bank and being outstanding.

On that same date, pursuant to a Change in Terms Agreement, attached hereto as an exhibit, we extended the maturity date of the new loan to June 28, 2021 (from June 7, 2021), provided that the promissory note interest rate stated in the promissory note to Citywide Banks continues to be at the prime rate published in The Wall Street Journal, and provided that the interest rate will not be changed more often than each year. As a result of the draw on June 28, 2006, the interest rate on the bank loan is 8.00% per annum for the next 12 months. In the Change in Terms Agreement, we also stated the specific amount of monthly payments required under the promissory note; we are required to repay the promissory note in 179 payments of $49,532.68 and a last payment estimated at $49,535.58. The first payment is due on July 7, 2006 and the final payment will be due on June 28, 2021. We further executed a replacement Business Loan Agreement, with the same terms as the original business loan agreement (dated June 7, 2006), for the new loan. See our Form 8-K Current Report filed on June 12, 2006 for additional information on other terms of the new bank loan, which information is incorporated by reference, and for other significant bank loan documents.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

The following is an exhibit to this Report:

Exhibit No.		Document
    10.1		Change in Terms Agreement with Citywide Banks, dated
				 June 28, 2006, between us and Citywide Banks.
    10.2		Business Loan Agreement dated June 28, 2006 between us
				 and Citywide Banks.
    10.3		Addendum to Loan documents, dated June 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCOTT'S LIQUID GOLD-INC.
                                        (Registrant)

Date:   June 30, 2006                   /s/ Jeffry B. Johnson
                                        -----------------------------
                                       By: Jeffry B. Johnson
                                       Chief Financial Officer and
                                        Treasurer







EXHIBIT INDEX

Exhibit
Number         	Document

 10.1			Change in Terms Agreement with Citywide Banks, dated
			 June 28, 2006, between us and Citywide Banks.
 10.2			Business Loan Agreement dated June 28, 2006 between us
			 and Citywide Banks.
 10.3			Addendum to Loan documents, dated June 28, 2006.